EXHIBIT 10.4

             FIRST AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT


        This FIRST AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT (this "Amendment"), dated as of May 1, 1999, is entered into between Yamaha Motor Corporation, U.S.A. ("Yamaha"), a corporation organized and existing under the laws of the State of California, as seller (in such capacity, the "Seller") and Yamaha Motor Receivables Corporation, a corporation organized and existing under the laws of the State of Delaware, as purchaser (in such capacity, the "Purchaser").

                                  RECITALS

        WHEREAS, the Purchaser and the Seller have entered into that certain Receivables Purchase Agreement, dated as of March 1, 1994
("Receivables Purchase Agreement"), pursuant to which the Seller sold certain Receivables to the Purchaser;

        WHEREAS, the parties desire to clarify and amend specified provisions of the Receivables Purchase Agreement to reflect the parties' understanding and course of conduct;

        WHEREAS, pursuant to Section 21(a) of the Receivables Purchase Agreement, the Purchaser and the Seller may amend such agreement without the consent of the Trustee or any Investor Certificateholder to cure any ambiguity, correct or supplement any inconsistent provisions or add, change or eliminate any provision of the agreement or modify the rights of the Investor Certificateholders; provided that (i) Yamaha provides to the Trustee an Officer's Certificate to the effect that such amendments will not materially and adversely affect the interests of the Investor Certificateholders, (ii) each Rating Agency rating the Investor Certificates confirms that such amendments will not result in the downgrade or withdrawal of the rating of any Investor Certificate, and (iii) an opinion of counsel satisfactory to the Trustee provides that, for federal income tax purposes, such amendments will not cause the Yamaha Motor Master Trust to be characterized as an association taxable as a corporation or adversely affect the treatment of the Investor Certificates as debt.

                                 AGREEMENT

        NOW, THEREFORE, in exchange for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged) the parties hereby agree as follows:

        Section 1.    Definitions.

        Each capitalized term used and not otherwise defined herein has the meaning ascribed thereto in the Receivables Purchase Agreement.

        Section 2.    Amendments.

               a. Omnibus Amendment to Receivables Purchase Agreement. Any reference in the Receivables Purchase Agreement to "ITT Commercial Finance Corp." shall hereby be a reference to "Deutsche Financial Services Corporation" and any reference therein to "ITT" shall hereby be a reference to "DFS."

               b. Amendment to paragraph A. Paragraph A of the Receivables Purchase Agreement is hereby amended by inserting the phrase ", Tennessee Watercraft, Inc." after the phrase "Yamaha Motor Manufacturing Corporation of America" therein.

               c. Amendments to Section 8. The last paragraph of Section 8 of the Receivables Purchase Agreement is hereby amended as follows:

                      i. By deleting the phrase "Certificateholders' Interest" where it appears therein and in each instance substituting in its place the word "Receivables";

                      ii. By deleting the phrase "Section 2.4(c)" where it appears therein and substituting in its place the phrase "Section 2.4(d)"; and

                      iii. By deleting the last sentence thereof and substituting in its place the following:

                              The obligations of the Seller set forth in Sections 8, 9(c) and 11 to either cure breaches of representations and warranties or repurchase Receivables shall constitute the sole remedy respecting such breaches available to the Purchaser, the Certificateholders and the Trustee on behalf of the Certificateholders.

               d. Amendment to Section 9(c). Section 9(c) of the
Receivables Purchase Agreement is hereby amended by deleting the last sentence thereof and substituting in its place the following:

                      The obligations of the Seller set forth in Sections 8, 9(c) and 11 to either cure breaches of representations and warranties or repurchase Receivables shall constitute the sole remedy respecting such breaches available to the Purchaser, the Certificateholders and the Trustee on behalf of the Certificateholders.

               e. Amendments to Section 11. Section 11 of the Receivables Purchase Agreement is hereby amended as follows:

                      i. Section 11(a) of the Receivables Purchase
        Agreement is hereby amended by deleting the phrase "Section 9(b)(iii)" where it appears in the first sentence thereof and substituting in its place the phrase "Section 9(a)(iii)."

                      ii. Section 11(a) of the Receivables Purchase Agreement is hereby further amended by deleting the phrase "clause
        (iv)" where it appears in the first sentence thereof and substituting in its place the phrase "clause (h)."

                      iii. Section 11(a)(ii) of the Receivables Purchase Agreement is hereby amended by deleting the phrase "a Defaulted Account" where it appears therein and substituting in its place the phrase "an Account which is in default (each, a "Defaulted Account")."

                      iv. Section 11(b) of the Receivables Purchase Agreement is hereby amended by deleting the phrase "Section 9(b)(i), (ii), (iv) or (v)" where it appears in the first sentence thereof and substituting in its place the phrase "Section 9(a)."

                      v. Section 11(b) of the Receivables Purchase
        Agreement is hereby further amended by deleting the phrase "clause
        (iv)" where it appears in the first sentence thereof and substituting in its place the phrase "clause (h)."

                      vi. The first paragraph of Section 11(c) of the Receivables Purchase Agreement is hereby amended by inserting the phrase "the prior sentence of" after the phrase "Upon reconveyance of a Receivable pursuant to."

                      vii. The first paragraph of Section 11(c) of the Receivables Purchase Agreement is hereby further amended by deleting the phrase "Section 9(b)" where it appears in the penultimate sentence and substituting in its place the phrase "Section 9(a)."

                      viii. The first paragraph of Section 11(c) of the Receivables Purchase Agreement is hereby further amended by deleting the last sentence thereof.

                      ix. Section 11 is hereby further amended by inserting the following new subsection:

                             (f) Sole Remedy. The obligations of the Seller set forth in Sections 8, 9(c) and 11 to either cure breaches of representations and warranties or repurchase Receivables shall constitute the sole remedy respecting such breaches available to the Purchaser, the Certificateholders and the Trustee on behalf of the Certificateholders.

               f. Amendments to Schedule I. Schedule I to the Receivables Purchase Agreement is hereby amended by deleting it in its entirety and substituting in its place the Schedule I attached hereto.

        Section 3.    Representations and Warranties.

        Each party, by executing this Amendment, hereby represents and warrants that the Person executing this Amendment on behalf of such party is duly authorized to do so, such party has full right and authority to enter into this Amendment and to consummate the transactions described in this Amendment, and this Amendment constitutes the valid and legally binding obligation of such party and is enforceable against such party in accordance with its terms.

        Section 4.    Effective Date.

        This Amendment shall become effective as of the date first written above upon the execution and delivery of this Amendment by all of the parties hereto (the "Effective Date").

        Section 5.    Miscellaneous.

               a. Ratification of Receivables Purchase Agreement. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Receivables Purchase Agreement and, except as expressly modified and superseded by this Amendment, the Receivables Purchase Agreement is ratified and confirmed in all respects and shall continue in full force and effect.

               b. References. The Receivables Purchase Agreement, and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Receivables Purchase Agreement as amended hereby, is hereby amended so that any reference in such agreement to the Receivables Purchase Agreement shall mean a reference to such agreement as amended hereby.

               c. Counterparts. This Amendment may be executed in two or more counterparts, each of which will be deemed to be an original but all of which together will constitute one and the same instrument.

               d. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of California.

               e. Binding Agreement. This Amendment shall be binding upon and inure to the benefit of the Seller, the Purchaser, the Trustee and the Investor Certificateholders and their respective successors and assigns.

               f. Notice. Promptly after the Effective Date, the Trustee shall provide to each Investor Certificateholder, and the Seller shall provide to the Rating Agencies, in accordance with Section 21(d) of the Receivables Purchase Agreement, a written notice of the substance of this Amendment.



        IN WITNESS WHEREOF, this Amendment has been signed and delivered by the parties as of the date first above written.


                                  YAMAHA MOTOR CORPORATION, U.S.A.,
                                    as Seller


                                  By:
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                                  Name:
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                                  Title:
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                                  YAMAHA MOTOR RECEIVABLES
                                    CORPORATION, as Purchaser


                                  By:
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                                  Name:
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                                  Title:
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